                                                                     EXHIBIT 4.2
________________________________________________________________________________




                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                                              Issuer
                                                              ------

                                       to

                            FIRST UNION NATIONAL BANK

                                                              Trustee
                                                              -------


                            _________________________


                      Form of Supplemental Indenture No. 1

                           Dated as of August 12, 1997

                            _________________________



                                   $25,000,000
                                       of
                              6.80% Notes due 2002

                                   $50,000,000
                                       of
                              6.95% Notes due 2004

                                       and

                                   $50,000,000
                                       of
                              7.20% Notes due 2007

________________________________________________________________________________

                  SUPPLEMENTAL INDENTURE NO. 1, dated as of August 12, 1997 (the "Supplemental Indenture"), between SUMMIT PROPERTIES PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware (herein called the "Partnership"), and First Union National Bank, a national banking association organized under the laws of the United States of America, as Trustee (herein called the "Trustee").

                           RECITALS OF THE PARTNERSHIP

                  The Partnership has heretofore delivered to the Trustee an Indenture dated as of August 7, 1997 (the "Senior Indenture"), a form of which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as an exhibit to the Partnership's Registration Statement on Form S-3 (Registration No. 333-25575), providing for the issuance from time to time of Senior Debt Securities of the Partnership (the "Securities").

                  Section 301 of the Senior Indenture provides for various matters with respect to any series of Securities issued under the Senior Indenture to be established in an indenture supplemental to the Senior Indenture.

                  Section 901(7) of the Senior Indenture provides for the Partnership and the Trustee to enter into an indenture supplemental to the Senior Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Senior Indenture.

                  The Board of Directors of Summit Properties Inc., the general partner of the Partnership, has duly adopted resolutions authorizing the Partnership to execute and deliver this Supplemental Indenture.

                  All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

             NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of each of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or of either series thereof, as follows:


                                   ARTICLE ONE

                    RELATION TO SENIOR INDENTURE; DEFINITIONS
                    -----------------------------------------

                  SECTION 1.1. RELATION TO SENIOR INDENTURE.

                  This Supplemental Indenture constitutes an integral part of the Senior Indenture.

                  SECTION 1.2.  DEFINITIONS.

                  For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

                  (1) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Senior Indenture; and

                  (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

                  "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

                  "Annual Service Charge" for any period means the aggregate interest expense for such period in respect of, and the amortization during such period of any original issue discount of, Indebtedness of the Partnership and its Subsidiaries and the amount of dividends which are payable during such period in respect of any Disqualified Stock.

                  "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or in the City of Charlotte are authorized or required by law, regulation or executive order to close.

                  "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

                  "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Partnership and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest on Indebtedness of the Partnership and its Subsidiaries, (ii) provision for taxes of the Partnership and its Subsidiaries based on income, (iii) amortization of debt discount, (iv) provisions for gains and losses on properties and property depreciation and amortization, (v) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for such period and (vi) amortization of deferred charges.

                  "Corporate Trust Office", including for purposes of the Place of Payment provisions of Sections 305 and 1002 of the Senior Indenture, means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally


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administered, which office at the date hereof is located at 230 South Tryon
Street, 9th floor, Charlotte, North Carolina 28288-1179.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of such Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Notes.

                  "Earnings from Operations" for any period means net earnings excluding gains and losses on sales of investments, extraordinary items, and property valuation losses, net as reflected in the financial statements of the Partnership and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

                  "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

                  "Indebtedness" of the Partnership or any Subsidiary means any indebtedness of the Partnership or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments whether or not such indebtedness is secured by any Encumbrance existing on property owned by the Partnership or any Subsidiary,
(ii) indebtedness for borrowed money of a Person other than the Partnership or a Subsidiary which is secured by any Encumbrance existing on property owned by the Partnership or any Subsidiary, to the extent of the lesser of (x) the amount of indebtedness so secured and (y) the fair market value of the property subject to such Encumbrance, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional sale obligations or obligations under any title retention agreement, (iv) the principal amount of all obligations of the Partnership or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, (v) any lease of property by the Partnership or any Subsidiary as lessee which is reflected on the Partnership's consolidated balance sheet as a capitalized lease in accordance with GAAP, or
(vi) interest rate swaps, caps or


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similar agreements and foreign exchange contracts, currency swaps or similar agreements, to the extent, in the case of items of indebtedness under (i) through (iii) above, that any such items (other than letters of credit) would appear as a liability on the Partnership's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligations by the Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Partnership or any Subsidiary) (it being understood that Indebtedness shall be deemed to be incurred by the Partnership or any Subsidiary whenever the Partnership or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

                  "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any 2002 Note, 2004 Note or 2007 Note, as the case may be, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the respective 2002 Note, 2004 Notes or 2007 Notes being redeemed or paid.

                  "Notes" has the meaning specified in Section 2.1 hereof.

                  "Reinvestment Rate" means .25% (twenty-five one hundredths of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For such purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                  "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination of the Make-Whole Amount, then such other reasonably comparable index which shall be designated by the Partnership.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the


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
outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

                  "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Partnership and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

                  "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Partnership and its Subsidiaries not subject to an Encumbrance for borrowed money, determined in accordance with GAAP (but excluding accounts receivable and intangibles).

                  "2002 Notes" has the meaning specified in Section 2.1 hereof.

                  "2004 Notes" has the meaning specified in Section 2.1 hereof.

                  "2007 Notes" has the meaning specified in Section 2.1 hereof.

                  "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Partnership and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

                  "Unsecured Indebtedness" means Indebtedness which is not secured by any Encumbrance upon any of the properties of the Partnership or any Subsidiary.


                                   ARTICLE TWO

                               THE SERIES OF NOTES

                  SECTION 2.1. TITLE OF THE SECURITIES.

                  There shall be a series of Securities designated the "6.80% Notes due 2002" (the "2002 Notes"), a series of Securities designated the "6.95% Notes due 2004" (the "2004 Notes") and a series of Securities designated the "7.20% Notes due 2007" (the "2007 Notes" and, together with the 2002 and 2004 Notes, the "Notes").

                  SECTION 2.2.  LIMITATION ON AGGREGATE PRINCIPAL AMOUNT.

                  The aggregate principal amount of the 2002 Notes shall be limited to $25,000,000, and, except as provided in this Section and in Section 306 of the Senior Indenture, the Partnership shall not execute and the Trustee shall not authenticate or deliver 2002 Notes in excess of such aggregate principal amount.


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                  The aggregate principal amount of the 2004 Notes shall be
limited to $50,000,000, and, except as provided in this Section and in Section 306 of the Senior Indenture, the Partnership shall not execute and the Trustee shall not authenticate or deliver 2004 Notes in excess of such aggregate principal amount.

                  The aggregate principal amount of the 2007 Notes shall be limited to $50,000,000, and, except as provided in this Section and in Section 306 of the Senior Indenture, the Partnership shall not execute and the Trustee shall not authenticate or deliver 2007 Notes in excess of such aggregate principal amount.

                  Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Partnership or authentication or delivery by the Trustee of Notes under the circumstances contemplated by Sections 303, 304, 305, 306, 906, 1107 and 1305 of the Senior Indenture.

                  SECTION 2.3. INTEREST AND INTEREST RATES; MATURITY DATE OF NOTES.

                  The 2002 Notes will bear interest at a rate of 6.80% per annum, the 2004 Notes will bear interest at a rate of 6.95% per annum and the 2007 Notes will bear interest at a rate of 7.20% per annum, in each case, from August 12, 1997 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 1998 (each, an "Interest Payment Date"), to the Person in whose name such Note is registered at the close of business on February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with the Senior Indenture.

                  If any Interest Payment Date or Maturity falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.

                  The 2002 Notes will mature on August 15, 2002, the 2004 Notes will mature on August 15, 2004 and the 2007 Notes will mature on August 15, 2007.

                  SECTION 2.4.  LIMITATIONS ON INCURRENCE OF INDEBTEDNESS.

                  (a) The Partnership will not, and will not permit any Subsidiary to, incur any Indebtedness if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of


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(without duplication) (i) the Total Assets of the Partnership and its
Subsidiaries as of the end of the calendar quarter covered in the Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Partnership or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

                  (b)    In addition to the limitation set forth in subsection
(a) of this Section 2.4, the Partnership will not, and will not permit any Subsidiary to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5:1, on a pro forma basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Partnership and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period; (ii) the repayment or retirement of any other Indebtedness by the Partnership and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation; and (iv) in the case of any acquisition or disposition by the Partnership or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

                  (c)    In addition to the limitations set forth in subsections
(a) and (b) of this Section 2.4, the Partnership will not, and will not permit any Subsidiary to, incur any Indebtedness secured by any Encumbrance upon any of the property of the Partnership or any Subsidiary if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Partnership and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Partnership or any Subsidiary is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Partnership and its Subsidiaries as of the end of the calendar quarter covered in the Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and


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the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Partnership or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

                  (d) The Partnership and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Partnership and its Subsidiaries on a consolidated basis.

                  (e) For purposes of this Section 2.4, Indebtedness shall be deemed to be "incurred" by the Partnership or a Subsidiary whenever the Partnership or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

                  SECTION 2.5.  REDEMPTION.

                  The Notes may be redeemed at any time at the option of the Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price").

                  SECTION 2.6.  PLACES OF PAYMENT.

                  The Places of Payment where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Partnership in respect of the Notes and the Senior Indenture may be served shall be in the City of Charlotte, North Carolina and the office or agency for such purpose shall initially be located at c/o First Union National Bank, Corporate Trust Department, 230 South Tryon Street, 9th floor, Charlotte, North Carolina 28288-1179.

                  SECTION 2.7.  METHOD OF PAYMENT.

                  Payment of the principal of and interest on the Notes will be made at the office or agency of the Partnership maintained for that purpose in the City of Charlotte, North Carolina (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Partnership, payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or
(ii) by wire transfer to an account maintained by the Person entitled thereto located within the United States.


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                  SECTION 2.8.  CURRENCY.

                  Principal and interest on the Notes shall be payable in Dollars.

                  SECTION 2.9.  REGISTERED SECURITIES; GLOBAL FORM.

                  The Notes shall be issuable and transferable in fully registered form as Registered Securities, without coupons. The 2002 Notes, the 2004 Notes and the 2007 Notes shall each be issued in the form of one or more permanent Global Securities. The depository for the Notes shall be The Depository Trust Partnership ("DTC"). The Notes shall not be issuable in definitive form except as provided in Section 305 of the Senior Indenture.

                  SECTION 2.10.  FORM OF NOTES.

                  The 2002 Notes shall be substantially in the form attached as Exhibit A hereto. The 2004 Notes shall be substantially in the form attached as Exhibit B hereto. The 2007 Note shall be substantially in the form attached as Exhibit C hereto.

                  SECTION 2.11.  REGISTRAR AND PAYING AGENT.

                  The Trustee shall initially serve as Security Registrar and Paying Agent for the Notes.

                  SECTION 2.12.  DEFEASANCE.

                  The provisions of Sections 1402 and 1403 of the Senior Indenture, together with the other provisions of Article Fourteen of the Senior Indenture, shall be applicable to the Notes. The provisions of Section 1403 of the Senior Indenture shall apply to the covenants set forth in Sections 2.4 and
2.15 of this Supplemental Indenture and to those covenants specified in Section 1403 of the Senior Indenture.

                  SECTION 2.13.  EVENTS OF DEFAULT

                  The provisions of clause (5) of Section 501 of the Senior Indenture as applicable with respect to the Notes shall be deemed to be amended and restated in their entirety to read as follows:

                  (5) default under any bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Partnership (or by any Subsidiary, the repayment of which the Partnership has guaranteed or for which the Partnership is directly responsible or liable as obligor or guarantor), having an aggregate principal amount outstanding of at least $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given written notice, by registered or certified mail, to the Partnership by the Trustee or to


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
the Partnership and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Partnership to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  The provisions of Section 501 of the Senior Indenture as applicable with respect to the Notes shall be further deemed to be amended by renumbering existing clause (8) to be clause (9) and by adding the following new clause (8):

                  (8) the entry by a court of competent jurisdiction of one or more judgments, orders or decrees against the Partnership or any of its Subsidiaries in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 and such judgements, orders or decrees remain undischarged, unstayed and unsatisfied in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 for a period of 30 consecutive days; or

                  SECTION 2.14. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  The provisions of the first paragraph of Section 502 of the Senior Indenture as applicable with respect to the Notes shall be deemed to be amended and restated in their entirety to read as follows:

                  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all the Securities of that series to be due and payable immediately, by a notice in writing to the Partnership (and to the Trustee if given by the Holders), plus accrued interest to the date the Securities of that series are paid, and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. With respect to the Securities of any series, if an Event of Default set forth in
Section 501(6) of the Senior Indenture occurs and is continuing, then in every such case all the Securities of that series shall become immediately due and payable, without notice to the Partnership, at the principal amount thereof (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) plus accrued interest to the date the Securities of that series are paid plus the Make-Whole Amount, if any, on the Securities of that series.

                  SECTION 2.15.  PROVISION OF FINANCIAL INFORMATION.

                  Whether or not the Partnership is subject to Section 13 or 15(d) of the Exchange Act, the Partnership will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Partnership would have been required to file with the Commission pursuant to such Section 13 or 15(d) if the Partnership were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the


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
Partnership would have been required so to file such documents if the Partnership were so subject.

                  The Partnership will also in any event (x) within 15 days of each Required Filing Date (i) if the Partnership is not then subject to Section 13 or 15(d) of the Exchange Act, transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which the Partnership would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Partnership were subject to such Sections, and (ii) file with the Trustee copies of annual reports, quarterly reports and other documents which the Partnership would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Partnership were subject to such Sections and (y) if filing such documents by the Partnership with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

                  SECTION 2.16.  WAIVER OF CERTAIN COVENANTS.

                  Notwithstanding the provisions of Section 1010 of the Senior Indenture, the Partnership may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1007, inclusive, of the Senior Indenture, with Sections 2.4 and 2.15 of this Supplemental Indenture and with any other term, provision or condition with respect to the Notes or either series thereof (except any such term, provision or condition which could not be amended without the consent of all Holders of the Notes or such series thereof, as applicable), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Notes or such series thereof, as applicable, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition. Except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Partnership and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

                  SECTION 3.1.  RATIFICATION OF SENIOR INDENTURE.

                  Except as expressly modified or amended hereby, the Senior Indenture continues in full force and effect and is in all respects confirmed and preserved.

                  SECTION 3.2.  GOVERNING LAW.

                  This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

                  SECTION 3.3.  COUNTERPARTS.

                  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.


                                            SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                            By: Summit Properties, Inc.,
                                                its general partner



                                            By:_________________________________
                                                Name:
                                                Title:


                                            FIRST UNION NATIONAL BANK,
                                                as Trustee


                                            By:_________________________________
                                                Name:
                                                Title:

                                    EXHIBIT A

                             FORM OF SENIOR SECURITY

                               [Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSI-TORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.


                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                              6.80% Notes Due 2002


Register No. 1                                                  Principal Amount
CUSIP No. 86623WAC9                                                  $25,000,000


SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership (herein referred to as the "Partnership", which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of $25,000,000 Dollars on August 15, 2002 (the "Stated Maturity Date") or earlier at the option of the Partnership (the "Redemption Date", and together with the Stated Maturity Date with respect to principal repayable on such date, the "Maturity Date") and to pay interest thereon from August 12, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on August 15 and February 15 in each year (each, an "Interest Payment Date"), commencing February 15, 1998, at the rate of 6.80% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the August 1 or February 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Partnership maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Partnership's option, by mailing a check to such Holder at its registered address or by wire transfer of funds to an account maintained by such Holder within the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The principal of this Security payable on the Stated Maturity Date or the principal of, Make-Whole Amount, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Security payable on the Redemption Date will be paid against presentation of this Security at the office or agency of the Partnership maintained for that purpose in the City of Charlotte, North Carolina, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the Stated Maturity Date or Redemption Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including August 12, 1997, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, as defined below, principal, Make-Whole Amount, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be. "Business Day" means any day, other than a

Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or in the City of Charlotte are authorized by law, regulation or executive order to close.

All payments of principal, Make-Whole Amount, if any, and interest in respect of this Security will be made by the Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed under the facsimile corporate seal of its general partner.

Dated: August 12, 1997                   SUMMIT PROPERTIES
                                         PARTNERSHIP, L.P.


                                       By:  Summit Properties Inc., as General
                                            Partner


                                       By:______________________________________
                                            William F. Paulsen
                                            President and Chief Executive
                                            Officer



Attest:


__________________________________
Michael G. Malone
Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

        This is one of Securities of the series designated therein referred to in the within-mentioned Indenture.



                                       FIRST UNION NATIONAL BANK,
                                            as Trustee


                                       By:_______________________
                                       Authorized Signatory

                              [Reverse of Security]

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.


This Security is one of a duly authorized issue of securities of the Partnership (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of August 7, 1997, as supplemented by Supplemental Indenture No. 1, dated as of August 12, 1997 (as so supplemented, herein called the "Indenture") between the Partnership and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Partnership, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof (collectively, the "Securities"), and the aggregate principal amount of the Securities to be issued under such series as limited to $25,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default with respect to the Securities, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities are subject to redemption at any time, as a whole or in part, at the election of the Partnership, at a Redemption Price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Partnership on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Partnership, in each case, upon compliance by the Partnership with certain conditions set forth in the Indenture, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership and the rights of the Holders of the Securities under the Indenture at any time by the Partnership and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Partnership with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register of the Partnership upon surrender of this Security for registration of transfer at the office or agency of the Partnership in any place where the principal of (and Make-Whole Amount, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything contained herein to the contrary, no recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced hereby or thereby, or for any claim based thereon or otherwise in respect hereof, shall be had for the payment of the principal of or Make-Whole Amount, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against (i) the Company or any other past, present or future partner in the Partnership, (ii) against any other Person which owns an interest, directly or indirectly, in any partner of the Partnership or (iii) against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any successor, either directly or through the Partnership or the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE



______________________________
                                ...............................................
______________________________


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)


 ................................................................................
the within Security of Summit Properties Partnership, L.P. and hereby does irrevocably constitute and appoint

 ....................................................................... Attorney
to transfer said Security on the books of the within-named Partnership with full power of substitution in the premises.

Dated:....................            ..........................................


                                      ..........................................



NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT B

                             FORM OF SENIOR SECURITY

                               [Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSI-TORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.


                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                              6.95% Notes Due 2004


Register No. 1                                                  Principal Amount
CUSIP No. 86623WAA3                                                  $50,000,000


SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership (herein referred to as the "Partnership", which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of $50,000,000 Dollars on August 15, 2004 (the "Stated Maturity Date") or earlier at the option of the Partnership (the "Redemption Date", and together with the Stated Maturity Date with respect to principal repayable on such date, the "Maturity Date") and to pay interest thereon from August 12, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on August 15 and February 15 in each year (each, an "Interest Payment Date"), commencing February 15, 1998, at the rate of 6.95% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as pro-vided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the August 1 or February 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Partnership maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Partnership's option, by mailing a check to such Holder at its registered address or by wire transfer of funds to an account maintained by such Holder within the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The principal of this Security payable on the Stated Maturity Date or the principal of, Make-Whole Amount, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Security payable on the Redemption Date will be paid against presentation of this Security at the office or agency of the Partnership maintained for that purpose in the City of Charlotte, North Carolina, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the Stated Maturity Date or Redemption Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including August 12, 1997, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, as defined below, principal, Make-Whole Amount, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be. "Business Day" means any day, other than a

Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or in the City of Charlotte are authorized by law, regulation or executive order to close.

All payments of principal, Make-Whole Amount, if any, and interest in respect of this Security will be made by the Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed under the facsimile corporate seal of its general partner.

Dated: August 12, 1997                   SUMMIT PROPERTIES
                                         PARTNERSHIP, L.P.


                                       By:  Summit Properties Inc., as General
                                            Partner



                                       By:  ____________________________________
                                            William F. Paulsen
                                            President and Chief Executive
                                            Officer

Attest:


_____________________________
Michael G. Malone
Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

        This is one of Securities of the series designated therein referred to in the within-mentioned Indenture.



                                       FIRST UNION NATIONAL BANK,
                                            as Trustee



                                       By:_______________________
                                       Authorized Signatory

                              [Reverse of Security]

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.


This Security is one of a duly authorized issue of securities of the Partnership (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of August 7, 1997, as supplemented by Supplemental Indenture No. 1, dated as of August 12, 1997 (as so supplemented, herein called the "Indenture") between the Partnership and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Partnership, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof (collectively, the "Securities"), and the aggregate principal amount of the Securities to be issued under such series as limited to $50,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default with respect to the Securities, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities are subject to redemption at any time, as a whole or in part, at the election of the Partnership, at a Redemption Price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Partnership on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Partnership, in each case, upon compliance by the Partnership with certain conditions set forth in the Indenture, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership and the rights of the Holders of the Securities under the Indenture at any time by the Partnership and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Partnership with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register of the Partnership upon surrender of this Security for registration of transfer at the office or agency of the Partnership in any place where the principal of (and Make-Whole Amount, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything contained herein to the contrary, no recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced hereby or thereby, or for any claim based thereon or otherwise in respect hereof, shall be had for the payment of the principal of or Make-Whole Amount, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against (i) the Company or any other past, present or future partner in the Partnership, (ii) against any other Person which owns an interest, directly or indirectly, in any partner of the Partnership or (iii) against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any successor, either directly or through the Partnership or the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE


______________________________
                                ..............................................
______________________________


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)


 ................................................................................
the within Security of Summit Properties Partnership, L.P. and hereby does irrevocably constitute and appoint

 ....................................................................... Attorney
to transfer said Security on the books of the within-named Partnership with full power of substitution in the premises.

Dated:....................            ..........................................


                                      ..........................................




NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT C

                             FORM OF SENIOR SECURITY

                               [Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSI-TORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.


                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                              7.20% Notes Due 2007


Register No. 1                                                  Principal Amount
CUSIP No. 86623WAB1                                                  $50,000,000


SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership (herein referred to as the "Partnership", which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of $50,000,000 Dollars on August 15, 2007 (the "Stated Maturity Date") or earlier at the option of the Partnership (the "Redemption Date", and together with the Stated Maturity Date with respect to principal repayable on such date, the "Maturity Date") and to pay interest thereon from August 12, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on August 15 and February 15 in each year (each, an "Interest Payment Date"), commencing February 15, 1998, at the rate of 7.20% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as pro-vided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the August 1 or February 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Partnership maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Partnership's option, by mailing a check to such Holder at its registered address or by wire transfer of funds to an account maintained by such Holder within the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The principal of this Security payable on the Stated Maturity Date or the principal of, Make-Whole Amount, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Security payable on the Redemption Date will be paid against presentation of this Security at the office or agency of the Partnership maintained for that purpose in the City of Charlotte, North Carolina, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the Stated Maturity Date or Redemption Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including August 12, 1997, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, as defined below, principal, Make-Whole Amount, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be. "Business Day" means any day, other than a

Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or in the City of Charlotte are authorized by law, regulation or executive order to close.

All payments of principal, Make-Whole Amount, if any, and interest in respect of this Security will be made by the Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed under the facsimile corporate seal of its general partner.

Dated: August 12, 1997                  SUMMIT PROPERTIES
                                        PARTNERSHIP, L.P.


                                       By:  Summit Properties Inc., as General
                                            Partner



                                       By:  ____________________________________
                                            William F. Paulsen
                                            President and Chief Executive
                                            Officer

Attest:


___________________________
Michael G. Malone
Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

        This is one of Securities of the series designated therein referred to in the within-mentioned Indenture.



                                       FIRST UNION NATIONAL BANK,
                                            as Trustee



                                       By:_______________________
                                       Authorized Signatory

                              [Reverse of Security]

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.


This Security is one of a duly authorized issue of securities of the Partnership (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of August 7, 1997, as supplemented by Supplemental Indenture No. 1, dated as of August 12, 1997 (as so supplemented, herein called the "Indenture") between the Partnership and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Partnership, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof (collectively, the "Securities"), and the aggregate principal amount of the Securities to be issued under such series as limited to $50,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default with respect to the Securities, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities are subject to redemption at any time, as a whole or in part, at the election of the Partnership, at a Redemption Price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Partnership on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Partnership, in each case, upon compliance by the Partnership with certain conditions set forth in the Indenture, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership and the rights of the Holders of the Securities under the Indenture at any time by the Partnership and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Partnership with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register of the Partnership upon surrender of this Security for registration of transfer at the office or agency of the Partnership in any place where the principal of (and Make-Whole Amount, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything contained herein to the contrary, no recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced hereby or thereby, or for any claim based thereon or otherwise in respect hereof, shall be had for the payment of the principal of or Make-Whole Amount, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against (i) the Company or any other past, present or future partner in the Partnership, (ii) against any other Person which owns an interest, directly or indirectly, in any partner of the Partnership or (iii) against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any successor, either directly or through the Partnership or the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE


_____________________________
                                 ...............................................
_____________________________


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)


 ................................................................................
the within Security of Summit Properties Partnership, L.P. and hereby does irrevocably constitute and appoint

 ....................................................................... Attorney
to transfer said Security on the books of the within-named Partnership with full power of substitution in the premises.

Dated:....................            ..........................................


                                      ..........................................



NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.